                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 3, 1997
                                                  ------------------------------
                                                  (December 30, 1996)

                           Law Companies Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Georgia                        0-19239                     58-0537111
---------------                ----------------             ------------------
(State or other                (Commission File               (IRS Employer
jurisdiction of                     Number)                 Identification No.
incorporation)


  114 Townpark Drive, Suite 500, Kennesaw, Georgia                 30144
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (770) 421-3400
                                                     ---------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



                            Exhibit Index at Page 4

                                  PAGE 1 OF 5
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Item 5.  Other Events.
         ------------

     On December 30, 1996, Law Companies Group, Inc. (the "Company") and Professional Services Industries, Inc. ("PSI"), a Delaware corporation controlled by Bain Capital, Inc., mutually agreed to discontinue the previously announced discussions concerning a possible merger. The Company plans to complete a refinancing with its current lead bank SunTrust Bank, Atlanta, as the agent for a group of banks, which is expected to close in early 1997. The Company has issued a press release attached hereto as Exhibit 99.1 incorporated herein by reference and qualified in its entirety by reference thereto.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a)  Financial statements of businesses acquired.

          Not Applicable.

     (b)  Pro forma financial information.

          Not Applicable.

     (c)  Exhibits

          99.1  --  Press Release issued December 30, 1996

                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LAW COMPANIES GROUP, INC.


                                          By: /s/ BRUCE C. COLES
                                              ------------------
                                              Bruce C. Coles
                                              Chairman of the Board of
                                              Directors, Chief Executive
                                              Officer and President

Date:  January 3, 1997

                                 Exhibit Index


Exhibit No.                 Description of Exhibits                Page
-----------                 -----------------------                ----

99.1   --           Press Release issued December 30, 1996           5


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